CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS	12 Months Ended
Dec. 31, 2023
Investments and Cash [Abstract]
CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS

NOTE 5-CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS

Cash and cash equivalents, consisting primarily of bank deposits and money market funds, are recorded at cost which approximates fair value because of the short-term nature of these instruments.

Short-term investments consist of available-for-sale securities. Long-term investments consist of cost and equity method investments in privately held companies.

The Company recognizes an impairment charge when a decline in the fair value of its investments below the cost basis is judged to be other-than-temporary. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company’s intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value.

GCT Semiconductor

In October 2004, the Company invested $3.0 million in Series D preferred convertible stock of GCT Semiconductor, Inc., or GCT, which designs, develops and markets integrated circuit products for the wireless communications industry. This investment represents approximately a 0.2965% interest in GCT. The Company assesses the fair value every year-end. In 2012 and 2016, the Company recorded $2.1 million and $0.8 million investment impairment, respectively. As of December 31, 2016, the book value of the investment was zero. On March 26, 2024, GCT announced that it became a publicly traded company after completing business combination with Concord Acquisition Corp III and commenced trading on NYSE under ticker symbol "GCTS" starting March 27, 2024. As of the date of this report, the Company holds about 0.16% of its outstanding common shares.

ITV Media Inc. or ITV

On October 16, 2010, the Company invested $30.0 million in ITV Media Inc., or (“ITV”), $10.0 million of which was paid by the Company’s common shares that it had the repurchase rights and $20.0 million of which was paid by cash. The Company recorded this transaction as an acquisition because the Company owned 75% interest of ITV and had effective control. The transactions closed on November 8, 2010. On April 15, 2012, the Company exercised its repurchase right, and this triggered deconsolidation of ITV from the Company’s consolidated financial statements starting from June 21, 2012 as the Company lost the effective control due to reduced ownership from 75% to 49% and loss of a Board of Directors seat. As the result, the Company accounted for this investment using the equity method. From December 3, 2012 to December 31, 2015, the Company purchased $35.1 million convertible bonds that bear interest at 6.5% per annum with various maturity dates, and subsequently all maturity dates were extended to March 31, 2025. In 2013 and 2014, the Company recorded a total of $9.6 million and $5.3 million, respectively, in losses for the preferred stock investment to reflect 49% interest in ITV losses. After the value of the preferred shares was reduced to zero, the Company started to record 100% of ITV losses against the Company’s convertible bond investment balance until the carrying value of the convertible bond investment balance was reduced to zero. Therefore, in 2014 and 2015, the Company recorded $3.6 million and $14.0 million in losses to reflect 100% of ITV losses. At every year-end, the Company assessed the fair value of the ITV, and recorded impairment charges of $9.1 million, $2.4 million and $6.0 million in 2013, 2014 and 2015, respectively. The convertible bond investments balance was reduced to zero as of December 31, 2015.

UTStarcom Hong Kong Holdings Ltd.,

On August 31, 2012, the Company completed the sale of its IPTV business to UTStarcom Hong Kong Holdings Ltd. to its former Chief Executive Officer. On the same day, the Company purchased a $20.0 million Convertible Bond from UTStarcom Hong Kong Holdings Ltd. which bears interest at 6.5% per annum and matured on August 31, 2017. On April 7, 2015, the Company entered an agreement with UTStarcom Hong Kong Holdings Ltd. for the conversion of the $20.0 million Convertible Bond. Pursuant to the agreement, UTStarcom Hong Kong Holdings Ltd. paid $10.0 million in cash as partial repayment of the principal of the Convertible Bond. The remaining principal and interest of the Convertible Bond were converted to 14% of equity interest of UTStarcom Hong Kong Holdings Ltd. The Company used the cost method to account for this investment. The Company assesses the fair value impairment every year-end. In 2015, the Company recorded $6.5 million investment impairment. During 2018 and 2019, the Company assessed the fair value of UTStarcom Hong Kong Holdings Ltd. and recorded a $0.4 million and nil impairment charge. As of December 31, 2019, the recorded value of this investment was $3.1 million. On December 17, 2020, the Company signed an agreement with Eagle Field Holding Limited for sale of 14% interest (“equity interest”) of UTStarcom Hong Kong Holdings Limited for a consideration of $2.1 million which will be paid on March 31, 2021. As the result, the Company recorded $1.0 million impairment loss during 2020 and reclassified this investment as short-term investment as at December 31, 2020. On March 31, 2021, the Company received $2.1 million from buyer.

Fair Value Measurements

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. The accounting guidance also establishes a three-tier fair value hierarchy which requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. The fair value hierarchy prioritizes the inputs into three levels that may be used in measuring fair value as follows:

Level 1-observable inputs such as quoted prices in active markets for identical assets or liabilities.

Level 2-inputs other than the quoted prices in active markets for identical assets or liabilities that are observable either directly or indirectly.

Level 3-unobservable inputs based on the Company’s assumptions.

The Company’s financial instruments consist principally of cash and cash equivalents, short-term investments, restricted cash, notes receivable, accounts receivable, long-term investments, accounts payable and certain accrued liabilities. Short-term investments consist of available-for-sale securities. As of December 31, 2023, the respective carrying values of financial instruments except for long-term investments approximated their fair values based on their short-term maturities.